Pending Transaction	6 Months Ended
Jun. 30, 2017
Pending Transaction
Pending Transaction

5. Pending Transactions

On January 6, 2015, the Company signed a Sale and Purchase Agreement (the “Agreement”) to acquire 100% of the shares of Asia Innovation Technology Limited, a Hong Kong corporation (“AITL”), registered in the British Virgin Islands. Pursuant to the Agreement, the Company agreed to issue 950 million restricted common shares of the Company to the shareholders of AITL in exchange of 100% of the shares of AITL and all of its assets.

On April 14, 2017, the Company has entered into a Sale and Purchase Agreement (the “Agreement”) to acquire 100% of the shares and assets Sino King Management Limited, (“SKML”) a company incorporated under the laws of British Virgin Islands. Pursuant to the Agreement, Asia Properties, Inc. has agreed to issue 600 million restricted common shares of the Company to acquire 100% of the shares and assets of SKML.

As per clause 6.4 of the Agreements, shares issued shall be held in escrow and shall be deemed to be in full control of the Company until the closing of transactions which is outstanding, pending completion of certain conditions relating to the valuation of assets to be acquired and audit of the financial position.

The Company issued 950,000,000 and 600,000,000 shares, which are held in escrow. The transactions have not yet been closed, pending completion of the above closing conditions. Upon closing, the transactions will be recorded in accordance with the guidance provided under ASC Topic 805 - Business Combination.